UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2010 (February 23, 2010)
GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33607
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
(713) 963-9522
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 – Entry into Definitive Material Agreement
Item 2.01 – Completion of Acquisition or Disposition of Assets
Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03 – Material Modification to Rights of Security Holders
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 – Other Events
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-4.1
EX-4.2
EX-4.3
EX-10.1
EX-10.2
EX-99.1

Explanatory Note
As disclosed below, GulfMark Offshore, Inc., a Delaware corporation (f/k/a New GulfMark Offshore, Inc.) (the “Registrant”) became the successor to GulfMark Offshore, Inc., a Delaware corporation (“Old GulfMark”), on February 24, 2010. This Current Report on Form 8-K is being filed for the purpose of establishing the Registrant as the successor issuer pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose events required to be disclosed on Form 8-K with respect to Old GulfMark prior to and including February 24, 2010 and the Registrant as of February 24, 2010. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of GulfMark Class A common stock (as defined below) of the Registrant, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.
Item 1.01 — Entry into Definitive Material Agreement
On February 24, 2010, pursuant to the Agreement and Plan of Reorganization, dated as of October 14, 2009 (the “Reorganization Agreement”), between Old GulfMark and the Registrant, Old GulfMark merged with and into the Registrant (the “Reorganization”), with the Registrant surviving the Reorganization. At the effective time of the Reorganization (the “Effective Time”), the Registrant changed its name from “New GulfMark Offshore, Inc.” to “GulfMark Offshore, Inc.” In connection with the Reorganization, the Registrant and U.S. Bank National Association, a national banking corporation, as trustee (the “Trustee”), executed a supplemental indenture, dated as of February 24, 2010 (the “First Supplemental Indenture”), to the Indenture, dated as of July 21, 2004 (the “Original Indenture”), between Old GulfMark and the Trustee relating to Old GulfMark’s 7.75% Senior Notes due 2014 (the “2014 Notes”). Pursuant to the First Supplemental Indenture, the Registrant agreed to assume all of the obligations of Old GulfMark under the Original Indenture and the 2014 Notes. The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the First Supplemental Indenture, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.01 — Completion of Acquisition or Disposition of Assets
In the Reorganization, the Registrant assumed by operation of law all of the prior assets of Old GulfMark and all of Old GulfMark’s subsidiaries became subsidiaries of the Registrant. For more information about these assets, subsidiaries and the business of the Registrant, see generally Old GulfMark’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and its Current Reports on Form 8-K filed prior to the date hereof.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
In the Reorganization, the Registrant assumed by operation of law all of the prior debts, liabilities, obligations and duties of Old GulfMark and such debts, liabilities, obligations and duties may be enforced against the Registrant to the same extent as if the Registrant had itself incurred or contracted such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally Old GulfMark’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and its Current Reports on Form 8-K filed prior to the date hereof.
The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 3.01 — Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
At the Effective Time and pursuant to the Reorganization Agreement, each outstanding and treasury share of the common stock, par value $0.01 per share, of Old GulfMark (the “Old GulfMark common stock”) automatically converted into one share of Class A common stock, par value $0.01 per share, of the Registrant (“GulfMark Class A common stock”), which is subject to the Maritime Restrictions (as discussed under Item 3.03 below). The issuance of the shares of GulfMark Class A common stock was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registrant’s registration statement on Form S-4 (File No. 333-162612) (the “Registration Statement”), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on January 22, 2010. The shares of Class A common stock will be issued pursuant to a dual stock certificate system, which will provide the Registrant with a mechanism to track whether the holders of such shares are U.S. or non-U.S. citizens (in each case, as defined by the Jones Act (defined below). The form of stock certificate for U.S. citizens is set forth in Exhibit 4.2 and the form of stock certificate for non-U.S. citizens is set forth in Exhibit 4.3; the forms are identical except for the designation of “U.S. Citizen” or “Non-U.S. Citizen” in the header on the face of the certificate. The proxy statement/prospectus that forms a part of the Registration Statement contains additional information about the Reorganization.

Shares of GulfMark Class A common stock trade on the same exchange, the New York Stock Exchange (the “NYSE”), and under the same symbol, “GLF”, that the shares of Old GulfMark common stock traded on and under prior to the Reorganization. On February 16, 2010, in anticipation of the conversion of all the shares of Old GulfMark common stock into shares of GulfMark Class A common stock, Old GulfMark requested the NYSE to file with the SEC a Form 25 to remove the shares of Old GulfMark common stock from listing on the NYSE on February 24, 2010. Following the closing of the Reorganization, the Registrant expects to file a Form 15 with the SEC to terminate the registration of shares of Old GulfMark common stock. The new listing of shares of GulfMark Class A common stock on the NYSE is effective as of February 24, 2010.
Item 3.03 — Material Modification to Rights of Security Holders
As disclosed above, pursuant to the Reorganization Agreement, at the Effective Time, each outstanding and treasury share of Old GulfMark common stock automatically converted into one share of GulfMark Class A common stock. Shares of GulfMark Class A common stock are subject to certain ownership and transfer restrictions (the “Maritime Restrictions”), which are designed to assist the Registrant in maintaining its status as a U.S. citizen under certain U.S. maritime and vessel documentation laws (popularly referred to as the Jones Act) by, among other things, limiting the aggregate ownership (record or beneficial) or control by non-U.S. citizens of shares of GulfMark Class A common stock to a maximum permitted percentage of 22%. As a result of these Maritime Restrictions, any owner of shares of GulfMark Class A common stock, or proposed transferee or recipient thereof, may be required to certify whether they are a U.S. citizen while owning, or before purchasing or receiving, shares of GulfMark Class A common stock, as the case may be.
The certificate of incorporation of the Registrant also provides for an additional class of Registrant’s common stock, the Class B common stock, par value $0.01 per share (“GulfMark Class B common stock”). Shares of GulfMark Class B common stock have not be issued in the Reorganization and, if issued, will not be subject to the Maritime Restrictions. Initially, the shares of GulfMark Class B common stock may only be issued upon conversion of all of the outstanding and treasury shares of GulfMark Class A common stock into shares of GulfMark Class B common stock automatically following a determination by the Registrant’s Board of Directors that either the U.S. ownership requirements of the Jones Act are no longer applicable to the Registrant (or have been amended so that the Maritime Restrictions are no longer necessary) or that the elimination of such restrictions is in the best interests of the Registrant and its stockholders. Upon conversion of the outstanding and treasury shares of GulfMark Class A common stock into outstanding or treasury shares of GulfMark Class B common stock, as the case may be, such shares of GulfMark Class A common stock will be canceled, will no longer be outstanding and will not be reissued.
The foregoing descriptions of GulfMark Class A common stock and GulfMark Class B common stock are qualified in their entirety by the description of the Registrant’s common stock contained in the “Description of GulfMark Common Stock”, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. This description is filed for purposes of Section 18 of the Exchange Act and incorporated by reference into the Registrant’s registration statements filed under the Securities Act. In addition, the foregoing description of GulfMark Class A common stock is qualified in its entirety by reference to the certificate of incorporation of the Registrant and the bylaws of the Registrant, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.
The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
In order to conform the Registrant’s board of directors to Old GulfMark’s board of directors, at the Effective Time, Quintin V. Kneen and John E. Leech resigned their positions as directors of the Registrant, Mr. Streeter resigned his position as Chairman of the Board of the Registrant and each of the directors of Old GulfMark was appointed as a director of the Registrant with David J. Butters as the Chairman of the Board. For clarity, following the Effective Time, Mr. Streeter remains a director of the Registrant as well as its Chief Executive Officer and President, the same positions he held with Old GulfMark. At the Effective Time, by virtue of the Reorganization, Mr. Kneen became the Executive Vice President, Chief Financial Officer and Secretary of the Registrant. In addition, by virtue of the Reorganization, Mr. Leech became the Executive Vice President – Operations of the Registrant and Samuel R. Rubio became the Vice President – Controller and Chief Accounting Officer of the Registrant. Messrs. Kneen, Leech and Rubio hold the same position or positions with the Registrant as they held with Old GulfMark immediately prior to the Effective Time. The effect of the foregoing actions is that at the Effective Time, each of the directors and executive officers of Old GulfMark immediately prior to the Reorganization became the directors and executive officers of the Registrant, each holding the same position or positions with the Registrant as he did with Old GulfMark. Such directors and executive officers of the Registrant will hold such positions or positions with the Registrant, until their respective successors are duly elected or appointed and qualified, or until the earlier of their respective death, resignation or removal.

Certain of Old GulfMark’s subsidiaries maintained a number of benefit plans, compensation arrangements and policy for the directors, officers and employees of Old GulfMark. None of these plans, compensation arrangements or policy were affected by the Reorganization and the Registrant assumed any and all of Old GulfMark’s obligations under each of the plans, compensation arrangements and policy by operation of law in the Reorganization. Likewise, the employment agreements between GulfMark Americas, Inc. (formerly a wholly owned subsidiary of Old GulfMark and, following the Reorganization, a wholly owned subsidiary of the Registrant) with each of Messrs. Streeter, Kneen and Leech were not affected by the reorganization and shall continue in full force and effect in accordance with their terms. None of the Registrant’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Reorganization. For more information concerning these plans, compensation arrangements, policy and employment agreements, see generally Old GulfMark’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and its Current Reports on Form 8-K filed prior to the date hereof.
Also on February 24, 2010, the Registrant entered into indemnification agreements with each of its directors and certain of its officers (each, an “Contractual Indemnitee”). Pursuant to the indemnification agreements, the Registrant will be obligated to indemnify the applicable Contractual Indemnitee to the fullest extent permitted by applicable law in the event that such Contractual Indemnitee, by reason of such Contractual Indemnitee’s relationship with the Registrant, was, is or is threatened to be made a party to or participant in any threatened, pending or completed action or proceeding, other than an action or proceeding by or in the right of the Registrant, against all expenses, judgments, penalties, fines (including any excise taxes assessed on the Contractual Indemnitee with respect to an employee benefit plan) and amounts paid in settlement actually and reasonably incurred by such Contractual Indemnitee in connection with such action or proceeding, provided that such Contractual Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, provided that he or she also had no reasonable cause to believe his or her conduct was unlawful. The Registrant will also be obligated to indemnify such Contractual Indemnitee to the fullest extent permitted by applicable law in the event that such Contractual Indemnitee, by reason of such Contractual Indemnitee’s relationship with the Registrant, was, is or is threatened to be made a party to or participant in any threatened, pending or completed action or proceeding brought by or in the right of the Registrant to procure a judgment in its favor, against all expenses actually and reasonably incurred by such Contractual Indemnitee in connection with such action or proceeding, provided that such Contractual Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant. Notwithstanding the foregoing sentence, no indemnification against expenses incurred by such Contractual Indemnitee in connection with such an action or proceeding brought by or in the right of the Registrant will be made in respect of any claim, issue or matter as to which such Contractual Indemnitee is adjudged to be liable to the Registrant or if applicable law prohibits such indemnification being made; provided, however, that, in such event, if applicable law so permits, indemnification against such expenses will nevertheless be made by the Registrant if and to the extent that the court in which such action or proceeding has been brought or is pending determines that, despite the adjudication of liability but in view of all the circumstances of the case, the Contractual Indemnitee is fairly and reasonably entitled to indemnity for such expenses. The indemnification agreements also provide for the advancement of all reasonable expenses incurred by such Contractual Indemnitee in connection with any action or proceeding covered by the indemnification agreement. The Contractual Indemnitee will be required to repay any amounts so advanced if, and to the extent that, it is ultimately determined that he or she is not entitled to be indemnified by the Registrant against such expenses. The Contractual Indemnitee will further be required to return any such advance to the Registrant which remains unspent at the conclusion of the action or proceeding to which the advance related. The foregoing description of the indemnification agreements is qualified in its entirety by reference to the form of indemnification agreement which is filed as Exhibit 10.2 hereto and incorporated herein by reference.
          In addition, the Indemnification Agreements provide that the Registrant will use all commercially reasonable efforts to obtain and maintain in effect during the entire period for which the Registrant is obligated to indemnify a Contractual Indemnitee under his or her Indemnification Agreement, one or more insurance policies providing the directors and officers of the Registrant coverage for losses from wrongful acts and omissions and to ensure the Registrant’s performance of its indemnification obligations under each Indemnification Agreement.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the Effective Time, Old GulfMark was merged with and into the Registrant and Old GulfMark ceased to exist. At the Effective Time, the Registrant’s certificate of incorporation and bylaws were amended to change the Registrant’s name from “New GulfMark Offshore, Inc.” to “GulfMark Offshore, Inc.” The Registrant’s certificate of incorporation, as amended, and bylaws, as amended, are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.
Item 8.01 — Other Events.
The Reorganization Agreement was adopted at a meeting of Old GulfMark’s stockholders held on February 23, 2010. Approximately 21,298,691 shares of Old GulfMark’s common stock, or approximately 82.0% of the total number of shares of Old GulfMark’s common stock entitled to vote at the special meeting, voted at the special meeting. The results of the vote were as follows:
1. Proposal to adopt the Agreement and Plan of Reorganization, dated as of October 14, 2009 (the “Reorganization Agreement”), by and between GulfMark Offshore, Inc., a Delaware corporation, and New GulfMark Offshore, Inc., a newly formed Delaware corporation.
99.6% FOR 0.2% AGAINST 0.2% ABSTAIN
2. Proposal to approve, in the event the Reorganization Agreement is adopted, the authorization in the certificate of incorporation of New GulfMark Offshore, Inc. of 60 million shares of New GulfMark Class A common stock and 60 million shares of New GulfMark Class B common stock.
97.6% FOR 2.3% AGAINST 0.2% ABSTAIN
3. Proposal to approve, in the event the Reorganization Agreement is not adopted or is terminated, an amendment to the certificate of incorporation of GulfMark Offshore, Inc. to increase the authorized number of shares of GulfMark common stock from 30 million shares to 60 million shares.
92.9% FOR 6.9% AGAINST 0.1% ABSTAIN
In addition, on February 24, 2010, the Registrant announced the completion of the Reorganization. The press release is attached hereto as Exhibit 99.1. As previously disclosed, the assets and liabilities of the Registrant and its subsidiaries immediately following the Effective Time are the same as the assets and liabilities of Old GulfMark and its subsidiaries immediately prior to the Effective Time.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

3.1	Certificate of Incorporation of GulfMark Offshore, Inc., as amended

3.2	Bylaws of GulfMark Offshore, Inc., as amended

4.1	Description of GulfMark Common Stock

4.2	Form of U.S. Citizen Stock Certificates

4.3	Form of Non-U.S. Citizen Stock Certificates

10.1	First Supplemental Indenture, dated as of February 24, 2010, between GulfMark Offshore, Inc. (f/k/a New GulfMark Offshore, Inc.) and U.S. Bank National Association, as trustee

10.2	Form of Indemnification Agreement, dated as of February 24, 2010, between GulfMark Offshore, Inc. and each of the following of its directors and executive officers: Peter I. Bijur, David J. Butters, Brian R. Ford, Louis S. Gimbel, III, Sheldon S. Gordon, Quintin V. Kneen, John E. (“Gene”) Leech, Robert B. Millard, Robert T. O’Connell, Larry T. Rigdon, Rex C. Ross, Samuel R. Rubio and Bruce A. Streeter.

99.1	Press Release dated as of February 24, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GulfMark Offshore, Inc. Registrant

By:	/s/ Quintin V. Kneen
Quintin V. Kneen
Executive Vice President & Chief Financial Officer

Date: February 24, 2010

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Certificate of Incorporation of GulfMark Offshore, Inc., as amended

3.2	Bylaws of GulfMark Offshore, Inc., as amended

4.1	Description of GulfMark Common Stock

4.2	Form of U.S. Citizen Stock Certificates

4.3	Form of Non-U.S. Citizen Stock Certificates

10.1	First Supplemental Indenture, dated as of February 24, 2010, between GulfMark Offshore, Inc. (f/k/a New GulfMark Offshore, Inc.) and U.S. Bank National Association, as trustee

10.2	Form of Indemnification Agreement, dated as of February 24, 2010, between GulfMark Offshore, Inc. and each of the following of its directors and executive officers: Peter I. Bijur, David J. Butters, Brian R. Ford, Louis S. Gimbel, III, Sheldon S. Gordon, Quintin V. Kneen, John E. (“Gene”) Leech, Robert B. Millard, Robert T. O’Connell, Larry T. Rigdon, Rex C. Ross, Samuel R. Rubio and Bruce A. Streeter.

99.1	Press Release dated as of February 24, 2010